&RPHULFD,QFRUSRUDWHG 0RUJDQ6WDQOH\9LUWXDO86)LQDQFLDOV&RQIHUHQFH -XQH -LP+HU]RJ0HOLQGD&KDXVVH &KLHI)LQDQFLDO2IILFHU&KLHI&UHGLW2IILFHU 6DIH+DUERU6WDWHPHQW Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); financial reporting risks (changes in accounting standards and the critical nature of Comerica's accounting policies); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including the COVID-19 global pandemic; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2019 and "Item 1A. Risk Factors" beginning on page 60 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward- looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Well positioned to navigate these challenging times

CUSTOMER FOCUSED

- Long-tenured, experienced team with deep expertise
- Supporting customers' financial needs for 170 years

DIVERSIFIED

- Diverse geographic footprint
- Balanced exposure to a wide variety of industries

CREDIT DISCIPLINE

- Conservative underwriting standards
- Superior credit performance through last recession

WELL CAPITALIZED

- 9.52% CET1 Ratio
- $8.3B Total Capital

ROBUST LIQUIDITY

- $38B available liquidity sources
- 93% Loan/ Deposit Ratio
- Perform monthly liquidity stress testing

STRONG DEBT RATINGS

A3

Maintain strong ratings[1]

- Moody's: A3
- S&P: BBB+
- Fitch: A-

3/31/20 • [1]Holding company debt ratings as of 6/8/20; Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank®

3

Comerica vs. Peers

Efficiency Ratio[1,2]

(percentages; 1Q20)


56.6
59.2
CMA
Peer Average

Period-End Loan Growth[3]

(percentages; 1Q20 vs 4Q19)


6.1
5.2
CMA
Peer Average

Allowance for Loan Loss[1]

(As a % of 1Q20 PE Loans)


1.71
1.56
CMA
Peer Average

Assets / Employee[1]

(millions; 1Q20 Period-end)


9.8
8.4
CMA
Peer Average

Total Deposit Costs[1,4]

(basis points; 1Q20)


39
54
CMA
Peer Average

Nonperforming Assets[3]

(As a % of 1Q20 PE Loans)


0.47
0.75
CMA
Peer Average

[1]Source for peer data: S&P Global Market Intelligence • [2]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & derivative contract tied to conversion rate of Visa Class B shares • [3]1Q20 peer results from earning releases • [4]Interest incurred on liabilities as a percent of average noninterest-bearing deposits and interest-bearing liabilities

Comerica Bank®

4

2Q20 Update: Average Loans Increase $4.2B

Paycheck Protection Program & Mortgage Banker drive loan growth

April & May Trends[1]

($ in billions; Average)



51.0
50.9
50.5
49.6
53.8
2Q19
3Q19
4Q19
1Q20
2Q20 thru 5/31

QTD average loans reflect increases:

- $2.1B PPP loans ($3.7B at 5/31)
- $1.2B Mortgage Banker
- $782MM Corporate Banking

Outlook for 2Q20 average loans: ~$53B-54B

Committed Line Utilization



53.1%
52.4%
51.6%
56.7%
54.6%
51.3%
6/30/19
9/30/19
12/31/19
3/31/20
4/30/20
5/31/20

Proactively managing portfolio

- Long-tenured, experienced team with deep expertise providing customer support
- Frequent customer contact to determine financial needs
- Right-sizing commitments, addressing loan spreads & unused fees for higher risk loans

2Q20 average balances through 5/31/20 are preliminary & subject to change • Outlook as of 6/8/20 • [1]Comparisons of 2Q20 through 5/31/20 vs 1Q20

Comerica Bank®

5

2Q20 Update: Average Deposits Increase $6.1B

Economic stimulus programs & customers' focus on liquidity

April & May Trends[1]

($ in billions; Average)



55.0
55.7
57.2
56.8
62.8
2Q19
3Q19
4Q19
1Q20
2Q20 thru 5/31

QTD average deposits reflect increases:

- $4.9B noninterest-bearing deposits
- $1.1B interest-bearing deposits

Outlook for 2Q20 average deposits: ~$63B+

Total Funding Costs[2]

(basis points; 1Q20)



60
73
CMA
Peers

Interest-bearing Deposit Cost[2]

(basis points; 1Q20)



76
77
CMA
Peers

Noninterest-bearing / Total Deposits[2]

(percentages; 1Q20)



47
41
39
36
34
33
28
26
25
24
24
23
CMA
ZION
CFR
RF
MTB
BOKF
FITB
FHN
KEY
SNV
HBAN
CFG

2Q20 average balances through 5/31/20 are preliminary & subject to change • Outlook as of 6/8/20 • [1]Comparisons of 2Q20 through 5/31/20 vs 1Q20 • [2]Source for peer data: S&P Global Market Intelligence

Comerica Bank®

6

Net Interest Income

Impact from rates & Paycheck Protection Program

~$75MM estimated impact from rates alone on 2Q20 net interest income[1,2]

- Assumes rates hold steady with 30-day LIBOR at 17bps
- Assumes interest-bearing deposit rate of 25-30 bps
- Incorporates all prior rate movements

Modest negative impact in 3Q20 & 4Q20

Paycheck Protection Program

- $4.2B loans approved as of 6/4/20
  - $3.7B loans outstanding 6/4/20
  - >14,000 applications processed
  - 73% of loans <$150,000
- 1% interest rate & ~2.50% average fee[4]
- Contractual maturity of 2 years; however, expect majority may be forgiven in 2H20
- Funding, operational expenses & charitable giving partially offset revenue

Loan Portfolio

($ in billions; 1Q20 Period-end)



Fixed Rate[3] 18%
Prime-based 6%
60-Day+ LIBOR 6%
Total $53.5
30-Day LIBOR 70%

Beneficial Deposit Mix

($ in billions; 1Q20 Average)



Retail Noninterest-bearing 8%
Retail Interest-bearing 30%
Total $56.8
Commercial Noninterest-bearing 39%
Commercial Interest-bearing 23%

Outlook as of 6/8/20 • [1]2Q20 vs. 1Q20; Outcomes may differ due to many variables, including pace of LIBOR change, balance sheet movements (loan, deposit & wholesale funding levels), competition for deposits • [2]For standard methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis • [3]Fixed rate loans include $5.55B receive fixed/pay floating (30-day LIBOR) interest rate swaps • [4]Processing fee will be amortized over life of loan

Comerica Bank®

7

Capital Management

Maintain solid capital base through recessionary environment

Capital management objectives

- Supporting customers: loans to middle market, small businesses & consumers
- Maintain attractive dividend
  - $94MM 1Q20 payout
  - Ample Holdco cash to support dividend
- Suspended share buyback program
- Issued $400MM non-cumulative perpetual preferred stock at 5.625% on 5/26/20
- Strong debt ratings for Holdco
  - Moody's: A3
  - S&P: BBB+
  - Fitch: A-
- CECL: deferred portion of transitional impact provided a 10 bps benefit to CET1
- Longer-term target of CET1 ~10%

Capital Ratios



Regulatory Minimum + Capital Conservation Buffer
9.5%
7.0%
9.5%
8.5%
11.9%
10.5%
CET1
Tier 1 Capital
Total Capital

Attractive Dividend Yield[1]

(percentages; 6/4/20)



6.79
6.26
6.06
5.88
5.82
5.76
5.06
5.04
3.87
3.83
3.67
3.65
CMA
SNV
HBAN
KEY
CFG
FHN
FITB
RF
MTB
ZION
BOKF
CFR

3/31/20 • Outlook as of 6/8/20 • [1]Source for peer data: S&P Global Market Intelligence

Comerica Bank®

8

Credit

Conservative culture results in better than average credit results

Conservative credit culture
- Disciplined underwriting standards
- Diverse portfolio
- Long-tenured, experienced employees
- Deep expertise in specialty industries

Better results relative to peers
- Lower than average nonperforming assets currently & through the cycles
- Well positioned with higher than average reserves



Nonperforming Assets²
(As a % of 1Q20 PE Loans)
Peer Average: 0.75%
1.30 1.22 0.82 0.79 0.75 0.61 0.61 0.60 0.56 0.50 0.47 0.44
BOKF MTB KEY RF HBAN CFG FHN FITB ZION SNV CMA CFR



Allowance for Commercial Loan Loss¹
(As a % of 1Q20 PE Loans)
Peer Average: 1.47%
2.50 1.82 1.75 1.68 1.47 1.42 1.41 1.38 1.14 1.14 1.13 1.08
HBAN CFR CMA FITB MTB ZION RF BOKF CFG SNV FHN KEY



Nonperforming Assets²
(As a % PE Loans)
Total CMA
Peer Average
0
1
2
3
4
5
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q20

3/31/20 • ¹Commercial loan loss balance / commercial period end loans; includes Commercial Real Estate Loans. Reported from Peer 10Q. MTB is allowance for credit loss • ²1Q20 peer results from earnings releases; CFG is nonperforming loans as a % of 1Q20 PE Loans

Comerica Bank®

9

Credit

Stress testing & diverse loan portfolio

Stress test results in severely adverse economic conditions
- 2017 DFAST stress test
  - $2.2B cumulative losses
- 2017 company stress test
  - $1.9B cumulative losses
- 2019 company stress test
  - $1.4B cumulative losses



1Q20 ALLL / Stress Test Losses
42% 48% 65%
2017 DFAST
2017
2019



Diverse Loan Portfolio
($ in billions; 1Q20 average)
General Middle Market 12.0
National Dealer 6.8
Commercial Real Estate 6.2
Private Banking 4.9
Corporate Banking 4.2
Business Banking 3.4
Equity Fund Services 2.6
Energy 2.2
Retail Banking 2.1
Mortgage Banker 2.0
Environmental Services 1.3
Tech. & Life Sciences 1.2
Entertainment 0.7
Total Loans $49.6
Total Middle Market $26.7

Comerica Bank®

10

1DWLRQDO'HDOHU6HUYLFHV 70+ years of floor plan lending )UDQFKLVH'LVWULEXWLRQ ƒ 7RSWLHUVWUDWHJ\ %DVHGRQSHULRGHQGORDQRXWVWDQGLQJV Honda/Acura ƒ )RFXVRQn0HJD'HDOHU| ILYHRUPRUH 16% GHDOHUVKLSVLQJURXS Toyota/Lexus ƒ 6WURQJFUHGLWTXDOLW\ 15% Ford 10% ƒ 5REXVWPRQLWRULQJRIFRPSDQ\LQYHQWRU\ DQGSHUIRUPDQFH GM 1 Total Other 7% 10% $7.2B $YHUDJH/RDQV Fiat/Chrysler LQELOOLRQV 10% Floor Plan 7.9 Mercedes 7.8 7.5 7.4 7.4 7.3 Other Asian 7.3 7.1 7.1 7.0 6.9 6.8 3% 6.8 6.6 6.5 13% 6.3 Nissan/ Infiniti 6.2 Other European 5% 11% *HRJUDSKLF'LVSHUVLRQ 4.5 4.4 4.3 4.2 4.1 4.1 4.1 4.1 4.0 4.0 4.0 4.0 3.9 3.8 3.8 3.7 California 55% Texas 8% 3.6 Michigan 27% Other 10% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 3/31/20 Ɣ 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 11 &RPPHUFLDO5HDO(VWDWH/LQHRI%XVLQHVV Long history of working with well established, proven developers &5(E\3URSHUW\7\SH &5(E\/RDQ7\SH LQPLOOLRQV3HULRGHQG Retail Office Single Family Real Estate Construction Commercial Mortgage 8% 5% 61% 39% 10% Other 5% Industrial / Land Carry 4% Storage 15% Total Multi use 76% 71% 38% 100% 32% 69% 19% $5,525 3% Multifamily 24% 29% 85% 62% 100% 68% 31% 46% *HRJUDSKLF'LVSHUVLRQ Other Retail Office Single California 44% Texas 32% Family Multi use Multi Storage Industrial / Industrial Land Carry Michigan 5% Other 19% Multi family &UHGLW4XDOLW\ ƒ !RIQHZFRPPLWPHQWVIURPH[LVWLQJ LQPLOOLRQV3HULRGHQG 4 4 4 FXVWRPHUV 2 Criticized $84 $87 $87 ƒ 6XEVWDQWLDOXSIURQWHTXLW\UHTXLUHG Ratio 1.5% 1.4% 1.3% ƒ RISRUWIROLR LVFRQVWUXFWLRQ LQFOXGHV Nonaccrual $2 $2 $3 UREXVWPRQLWRULQJ Ratio 0.04% 0.03% 0.04% ƒ RI&5(ORDQVDUHGHIHUUHGDVRI Net charge-offs -0- -0- -0- ƒ 1RVLJQLILFDQWQHWFKDUJHRIIVVLQFH 3/31/20 Ⴠ 1Excludes CRE line of business loans not secured by real estate Ⴠ 2Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories Ⴠ 3Period-end loans as of 3/31/20 12

Energy Line of Business

Allocation of reserves for Energy loans increased to >10%[1]

Period-end Loans

($ in millions)



Services
Midstream
Exploration & Production
3,559
566
454
2,539
3,070
480
479
2,111
2,250
289
374
1,587
1,836
195
295
1,346
2,163
94
298
1,771
2,221
48
432
1,741
2,114
55
364
1,695
2,152
2014
2015
2016
2017
2018
2019
1Q20
2Q10 thru 5/31

- Exposure $3.6B / 59% utilization as of 5/31/20
- Spring redeterminations 61% complete as of 6/1/20
- Hedged 50% or more of production as of 3/31/20
  - At least one year: 66% of customers
  - At least two years: 35% of customers
- 87% of Energy Loans are SNCs[2] as of 3/31/20

Exploration & Production

($ in millions; 1Q20 Period-end)



Oil
60%
Total
1,695
Oil/Gas
23%
Gas
17%

2Q20 thru 5/31/20 balances are preliminary & subject to change • [1]As of 3/31/20 • [2]Shared National Credit

Comerica Bank

13

Credit

Exposure to "at risk" industries well reserved

Category	Period-end loans	% of total loans	% Category criticized[1]	Comments
Hotels/Casinos	$736	1.4%	1.4%	Strong liquidity; Well capitalized
Retail CRE	$560	1.0%	0.0%	Well capitalized developers (low LTV)
Arts / Recreation	$377	0.7%	1.7%	Larger, well-established entities
Retail goods & services	$357	0.7%	9.3%	Granular portfolio
Sports franchises	$320	0.6%	0.2%	Primarily professional league teams
Total all Other[2]	$1,320	2.5%	6.1%	12 distinct categories
Social Distancing Total	$3,670	6.9%	3.6%	
Energy	$2,114	4.0%	23.2%	See Energy slide
Auto Production[3]	$1,278	2.4%	16.5%	Primarily Tier 1 & Tier 2 suppliers; $9MM nonaccrual loans
Leveraged Loans[4]	$2,107	3.9%	10.5%	83% are middle market companies

Payment Deferral Update as of 5/29/20:

- $3.9B in Payment Deferrals
- >1,300 customers
- Substantially all considered performing at time of deferral
- Deferral requests tapering off since mid-May

Taking action:

- Working with customers, as warranted
  - Payment deferrals & other accommodations
  - Financial support, including PPP
- Proactive, frequent customer dialogue
- Closely monitoring most vulnerable customers
  - Review liquidity & cashflow forecasts
  - Track receivable & inventory levels

3/31/20; in millions categories • [1]Period-end category criticized loans / category loans • [2]Includes airlines, restaurants/bars, childcare, coffee shops, cruise lines, education, gasoline/C stores, religious organizations, senior living, freight, travel arrangement, wineries/breweries • [3]Auto production is as of 2/29/20 • [4]Higher-risk commercial & industry total $2.5B, eliminated overlap with other categories

Comerica Bank

14

Appendix

commitment

Comerica Bank

Serving Our Customers, Employees & Community

Building enduring relationships

Helping our customers & communities navigate challenging times is at the heart of Comerica's relationship banking strategy

EMPLOYEES

- >65% of colleagues are working from home
- Monetary assistance with dependent/elder care
- Promise Pay: Colleagues who could not work remotely late March – early June received up to an extra $175/week
- Fully cover cost of COVID-19 testing & online healthcare visits

Payment Deferrals[1]
$3.9B, 7% total loans
>1,300 customers

CUSTOMERS

Hardship relief assistance, including consideration of:

- Fee waivers for overdraft, check order, ATM, late payment, credit card over limit, CD early withdrawal & HELOC subordination requests
- Waive overdraft balances to ensure customers receive full amount of consumer stimulus payment
- Disaster Assistance for Consumer loan & HELOC customers
- Loan deferrals & amendments

PPP Update[2]
>14,000 applications
$4.2B loans

COMMUNITY

Investing to support community programming & businesses

- Community Development Financial Institutions: support needs of small & micro businesses
- Community service organizations: provide services to youth, seniors and other vulnerable populations
- Expediting $500,000 of planned funding to United Way

$8MM pledged[2,3]

[1]As of 5/29/20 • [2]As of 6/4/20; loans approved • [3]Support from Comerica Bank & Comerica Charitable Foundation

Comerica Bank

16

1Q20 Results

Increased allowance for loan losses ratio to 1.71% to reflect economic outlook

(millions, except per share data)	1Q20	4Q19	1Q19	Change From 4Q19	Change From 1Q19
Average loans	$49,604	$50,505	$49,677	$(901)	$(73)
Period-end loans	53,458	50,369	50,302	3,089	3,156
Average deposits	56,768	57,178	53,996	(410)	2,772
Period-end deposits	57,366	57,295	54,091	71	3,275
Net interest income	$513	$544	$606	$(31)	$(93)
Provision for credit losses	411	8	(13)	403	424
Noninterest income[1]	237	266	238	(29)	(1)
Noninterest expenses	425	451	433	(26)	(8)
Provision for income tax	(21)	82	85	(103)	(106)
Net income	(65)	269	339	(334)	(404)
Earnings per share[2]	$(0.46)	$1.85	$2.11	$(2.31)	$(2.57)
Average diluted shares	140.6	144.6	159.5	(4.0)	(18.9)
Efficiency ratio[3]	56.57%	55.46%	50.81%		
CET1	9.52	10.13	10.78		

Key Performance Drivers
1Q20 compared to 4Q19

- Average loans reflect decreases in Mortgage Banker & National Dealer; Period-end loans reached record level
- Deposits relatively stable
- Net interest income impacted by lower interest rates
- Provision includes stress in Energy & expected recessionary environment
- Noninterest income includes $13MM decline in noncustomer-related activity
- Expenses well-controlled
- Capital remains strong

[1]Includes gain(loss) related to deferred comp plan of $2MM 1Q19, $3MM 4Q19 & ($3MM) 1Q20 (offset in noninterest expense) • [2]Diluted earnings per common share • [3]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & derivative contract tied to conversion rate of Visa Class B shares

Comerica Bank

17

Loans

Appropriately supporting customers' liquidity needs


Average Loans
($ in billions)
Loan Yields
49.7
51.0
50.9
50.5
49.6
50.4
53.5
5.07
5.00
4.83
4.43
4.19
1Q19
2Q19
3Q19
4Q19
1Q20
Average Balances
4Q19
1Q20
Period-end

1Q20 compared to 4Q19

Average loans decrease $901MM

+ $327MM Commercial Real Estate
- $639MM Mortgage Banker
- $568MM National Dealer Services
- $279MM Energy

Period-end loans increase $3.1B

+ $765MM Corporate Banking
+ $747MM Mortgage Banker
+ $633MM Commercial Real Estate
+ $361MM General Middle Market
+ $335MM Technology & Life Sciences

Proactively managing portfolio

- Long-tenured, experienced team with deep expertise providing customer support
- Frequent customer contact to determine financial needs
- Right-sizing commitments, addressing loan spreads & unused fees for higher risk loans

Comerica Bank

18

$YHUDJH/RDQV  /LQHRI%XVLQHVV 4 4 4 &RPPHUFLDO/HQGHU Middle Market %XVLQHVV/RDQVDVDRI7RWDO SHUFHQWDJHV43HULRGHQG General $12.0 $12.0 $12.0 92 88 88 80 Energy 2.2 2.5 2.3 77 73 73 67 66 66 National Dealer Services 6.8 7.3 7.8 52 50 Entertainment 0.7 0.7 0.8 Tech. & Life Sciences 1.2 1.2 1.3 Equity Fund Services 2.6 2.5 2.6 Environmental Services 1.3 1.3 1.2 Total Middle Market $26.7 $27.4 $28.0 RF CFR FHN KEY SNV CFG MTB FITB CMA ZION BOKF Corporate Banking HBAN US Banking 3.0 2.9 3.0 International 1.2 1.3 1.3 /RDQVE\*HRJUDSK\ Commercial Real Estate 6.2 5.9 5.3 LQELOORQV4DYHUDJH Mortgage Banker Finance 2.0 2.7 1.3 25% Michigan Business Banking 3.4 3.4 3.5 $12.2 COMMERCIAL BANK $42.6 $43.5 $42.5 18% Retail Banking 2.1 2.1 2.1 Other Loans 36% 2 California RETAIL BANK $2.1 $2.1 $2.1 Markets $49.6 $8.8 $18.0 Private Banking 4.9 4.9 5.0 WEALTH MANAGEMENT $4.9 $4.9 $5.0 TOTAL $49.6 $50.5 $49.7 21% Texas $10.6 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Source for peer data: S&P Global Market Intelligence Ⴠ 2Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets 19 'HSRVLWV Deposit rates decreased 16 basis points as prudently adjust pricing $YHUDJH'HSRVLWV $YHUDJHGHSRVLWVUHODWLYHO\VWDEOH LQELOOLRQV ƒ 6HDVRQDOLW\SDUWO\RIIVHWE\FXVWRPHUV Deposit Rates1 LQFUHDVLQJOLTXLGLW\ t 00RWKHUWLPH EURNHUHG 57.2 56.8 57.3 57.4 t 00QRQLQWHUHVWEHDULQJ 55.0 55.7 54.0  0000,$ LQWHUHVWFKHFNLQJ 00FXVWRPHU&'V 5HODWLYHWR4DYHUDJHJURZWKRI%  %00,$ LQWHUHVWFKHFNLQJ 00FXVWRPHU&'V 7RWDO'HSRVLW&RVW EDVLVSRLQWV4 89 0.94 0.99 0.92 0.78 0.76 72 61 65 66 51 52 43 35 36 39 23 1Q19 2Q19 3Q19 4Q19 1Q20 4Q19 1Q20 $YHUDJH%DODQFHV 3HULRGHQG RF CFR KEY FHN SNV CFG MTB FITB CMA ZION BOKF HBAN 1Q20 compared to 4Q19 Ⴠ 1Interest costs on interest-bearing deposits Ⴠ 2Source for peer data: S&P Global Market Intelligence; Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities 20

Average Deposits

By Line of Business	1Q20	4Q19	1Q19
Middle Market			
General	$14.3	$14.1	$13.3
Energy	0.5	0.4	0.5
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.1	5.1	5.0
Equity Fund Services	0.9	0.8	0.8
Environmental Services	0.1	0.1	0.2
Total Middle Market	$21.4	$21.1	$20.1
Corporate Banking			
US Banking	2.0	2.3	1.8
International	1.5	1.6	1.6
Commercial Real Estate	1.7	1.8	1.5
Mortgage Banker Finance	0.6	0.7	0.6
Business Banking	3.0	3.1	2.9
COMMERCIAL BANK	$30.2	$30.5	$28.5
Retail Banking	21.2	21.1	20.5
RETAIL BANK	$21.2	$21.1	$20.5
Private Banking	3.7	3.7	3.5
WEALTH MANAGEMENT	$4.0	$4.0	$3.8
Finance/Other[2]	1.3	1.5	1.3
TOTAL	$56.8	$57.2	$54.0

Deposits by Geography



2% Finance / Other[2] $1.3
36% Michigan $20.7
14% Other Markets[1] $8.0
Total $56.8
32% California $17.5
16% Texas $9.2

Deposit Growth[3]

(percentages; 1Q20 vs 1Q19 Average)



16 FITB
15 BOKF
7 MTB
6 ZION
5 CFG
5 CMA
5 CFR
3 KEY
2 SNV
2 RF
1 FHN
0 HBAN

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [3]Source for peer data: S&P Global Market Intelligence

Comerica Bank

21

Securities Portfolio

Yields stable

Securities Portfolio

($ in billions; Average)



Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields
12.0
12.1
12.2
12.2
12.3
12.4
13.0
9.2
9.3
9.4
9.4
9.5
9.6
10.2
2.39
2.45
2.45
2.45
2.43
1Q19
2Q19
3Q19
4Q19
1Q20
4Q19
1Q20
Average Balances
Period-end

Duration of 2.3 years[1]

- Extends to 3.5 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $407MM

Net unamortized premium of $7MM[2]

Expect to maintain portfolio at ~$12B[3]

- Pre-purchased a portion 2Q20 expected payments at attractive yields

3/31/20 • [1]Estimated as of 3/31/20 • [2]Net unamortized premium on the MBS portfolio • [3]Outlook as of 6/8/20

Comerica Bank

22

Liquidity Management

Multiple funding sources

Available Liquidity Sources (in billions; 1Q20 Period-end)	
Federal Reserve Deposit	$3.8
FHLB Unused Funding Capacity[1]	9.9
Unpledged Investment Securities (of $13B portfolio)	6.9
Discount Window Borrowing Capacity (undrawn)	17.2
Total	$37.8

- In addition, ready access to brokered deposits & unsecured debt market

Loan to Deposit Ratio

(Period-end)



130%
120%
110%
100%
90%
80%
70%
120%
93%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
1Q20

Debt Maturities

Excludes short-term borrowing[2] of $2.3B

($ in millions; 1Q20 Period-end)



Senior Notes
Subordinated Notes
FHLB Advance
675
917
524
642
876
3,800
2020
2021
2022
2023
2024
2025+

3/31/20 • [1]$4.6B drawn at Federal Home Loan Bank • [2]FHLB Advance & Overnight Fed Funds

Primarily Funded with Relationship Deposits

($ in millions; 1Q20 Period-end)



Total Liabilities & Equity $76,337
Interest-bearing Deposits, 39%
Noninterest-bearing Deposits, 36%
Other Liabilities & Debt, 15%
Equity, 10%

Comerica Bank

23

Credit

1Q20 results

Allowance for Loan Loss[1]

(As a % of 1Q20 PE Loans)



Peer Average: 1.56%
1.96
1.90
1.76
1.72
1.71
1.66
1.47
1.46
1.39
1.31
1.29
1.29
FITB
HBAN
RF
CFR
CMA
CFG
MTB
ZION
BOKF
FHN
KEY
SNV

$ in millions	Energy	Ex-Energy	Total
Total PE loans	$2,114	$51,344	$53,458
% of total	4%	96%	100%
Criticized[2]	493	1,964	2,457
Ratio	23.34%	3.83%	4.60%
Nonperforming loans	65	174	239
Ratio	3.09%	0.34%	0.45%
Net charge-offs[3]	67	17	84
Allowance Ratio	10.5%	1.3%	1.7%

CECL modeling

- Used economic forecasts up to 3/31 to help inform our models
- Quantitative forecast centered on significant economic deterioration (recession), followed by partial recovery
- Qualitative adjustments based on more benign or severe forecasts for certain sectors
- Considered more severe assumptions for:
  - Energy
  - COVID-19 related social distancing
  - Auto production
  - Leveraged loans
- Economic trough depends on sector
  - Between -13% & -33% GDP
  - V & U shaped recoveries

[1]Source for peer data: S&P Global Market Intelligence • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [3]Net credit-related charge-offs

Comerica Bank

24

Mortgage Banker Finance

55+years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships

  As of 1Q20:
  - Comerica: ~59% purchase
  - Industry: 49% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $3.6B

Average Loans

($ in millions)



Actual MBA Mortgage Origination Volumes
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20

MBA Mortgage Originations Forecast[1]

($ in billions)



Purchase
Refinance
563
792
575
509
489
1Q20
2Q20
3Q20
4Q20
1Q21

3/31/20 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 5/15/20. Estimated; 1Q20 is actual

Comerica Bank

25

Technology & Life Sciences

Deep expertise & strong relationships with top-tier investors

Average Loans

($ in millions)



1,323
1,305
1,251
1,181
1,193
1Q19
2Q19
3Q19
4Q19
1Q20

Average Deposits

($ in millions)



4,992
4,652
4,637
5,149
5,126
1Q19
2Q19
3Q19
4Q19
1Q20

- ~430 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview

(Approximate; 1Q20 Period-end loans)



Growth 49%
Leveraged Finance 17%
Early Stage 20%
Late Stage 14%
Total $1.5B

3/31/20

Comerica Bank

26

Equity Fund Services

Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & investment solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- ~270 customers
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans

Average Loans
($ in millions)



1,094
1,421
1,782
2,408
2,570
2,606
2015
2016
2017
2018
2019
1Q20

3/31/20

Comerica Bank

27

Net Interest Income

Impacted by lower interest rates

Net Interest Income
($ in millions)



Net Interest Margin
606
603
586
544
513
3.79
3.67
3.52
3.20
3.06
1Q19
2Q19
3Q19
4Q19
1Q20

$544MM	4Q19				3.20%
-47MM	Loans:				- 0.21
		-27MM	Lower rates	- 0.16	
		- 8MM	Lower balances	- 0.02	
		- 6MM	One less day	---	
		- 2MM	Loan Fees	- 0.01	
		- 4MM	Nonaccrual/Other	- 0.02	
- 1MM	Securities				---
		- 1MM	Lower rates	---	
- 2MM	Fed Deposits:				- 0.04
		- 4MM	Lower yield	- 0.02	
		+ 2MM	Higher balances	- 0.02	
+14MM	Deposits:				+0.08
		+12MM	Lower rates	+0.07	
		+ 1MM	Lower balances	+0.01	
		+ 1MM	One less day	---	
+ 5MM	Wholesale funding:				+0.03
		+ 5MM	Lower rates	+0.03	
$513MM	1Q20				3.06%

1Q20 compared to 4Q19

Comerica Bank

28

Noninterest Income

Impacted by noncustomer-related activity

Noninterest Income[1]

($ in millions)



238
250
256
266
237
1Q19
2Q19
3Q19
4Q19
1Q20

- $8MM Commercial lending fees (syndication)
- $3MM Card
+ $2MM Fiduciary

- $19MM Other noninterest income
  - $7MM Deferred comp (offset in noninterest expense)
  - $6MM 4Q19 gain on sale of HSA business
  - $4MM customer derivative income
    Record customer derivative activity more than offset by $16MM decline in credit valuation adjustment

1Q20 compared to 4Q19 • [1]Losses related to repositioning of securities portfolio of $(8)MM in 2Q19

Comerica Bank®

29

Noninterest Expense

Declined $26MM with careful control of expenses

Noninterest Expense

($ in millions)



433
424
435
451
425
1Q19
2Q19
3Q19
4Q19
1Q20

Efficiency Ratio[1,2]

(percentages; 1Q20)



55.4
56.6
56.7
57.7
57.9
58.6
58.9
59.1
59.4
60.1
62.3
65.2
HBAN
CMA
SNV
ZION
RF
BOKF
MTB
CFG
FITB
CFR
KEY
FHN

- $15MM Salaries & benefits
  - $7MM Deferred comp (offset in noninterest income)
  - $5MM Incentive comp (net of annual share based comp)
  - $5MM Technology-related contingent labor
  - $4MM Staff insurance (seasonal)
  + $8MM Payroll taxes (seasonal)

- $13MM Outside processing
  - $7MM software expense[3] (reclassification)
  - $4MM 4Q19 vendor transition fee

- $ 4MM Occupancy
- $ 3MM Marketing
+ $ 7MM Software[3] (reclassification)

1Q20 compared to 4Q19 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & derivative contract tied to conversion rate of Visa Class B shares • [2]Source for peer data: S&P Global Market Intelligence • [3]Reclassification from Outside Processing to Software for certain costs related to hosting arrangements (new accounting standard)

Comerica Bank®

30

Leadership Team

Curtis Farmer
Chairman, President & CEO
11 / 34 Years





John Buchanan
Chief Legal Officer
5 / 28 Years



Megan Burkhart
Chief HR Officer
22 / 22 Years



Greg Carr
EVP, Wealth Management
0 / 30 Years



Melinda Chausse
Chief Credit Officer
32 / 32 Years



Megan Crespi
Chief Enterprise Tech. & Ops. Services Officer
0 / 11 Years



James Herzog
Chief Financial Officer
35 / 35 Years



Cassandra McKinney
EVP, Retail Bank
14 / 24 Years



Christine Moore
General Auditor
25 / 25 Years



Jay Oberg
Chief Risk Officer
28 / 28 Years



Peter Sefzik
EVP, Commercial Bank
21 / 21 Years



James Weber
Chief Experience Officer
13 / 13 Years

3/6/20; Years with Comerica / Years in Banking

Comerica Bank®

31

Commitment to Community, Diversity & Sustainability

2020 Environmental Goals reached[1]:

- **48%** reduction in greenhouse gas emissions (goal 20%)
- **33%** reduction in water consumption (goal 30%)
- **30%** reduction in waste to landfill (goal 20%)
- **56%** reduction in office copy paper usage (goal 50%)

Ranked 9th in Newsweek's inaugural ranking of America's Most Responsible Companies

Over **71,300** hours of volunteer time donated by colleagues to nonprofits

237,000 meals provided in conjunction with our community Shred Day events, which gathered >882,000 lbs. of paper

>$8.4MM donated to charitable organizations via more than 1,400 grants/sponsorships

65% of U.S. employees are women

40% of U.S. employees are racial/ethnic minorities

86% of colleagues enrolled in the voluntary Masters of Diversity Awareness training

12/31/19 • [1]2019 results versus 2012 baseline

Comerica Bank®

32

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	A-	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

Debt Ratings as of 6/8/20 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities • Zions Bancorporation ratings are for the bank

Comerica Bank®

33

Comerica Bank®

commitment